Exhibit 99.3

                         UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2004 and December 31, 2003 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2004 and for the years ended December 31, 2003, 2002 and 2001 have been derived from our historical financial statements and adjusted to give effect to the following, all of which were consummated in connection with the distribution of PHH Corporation common stock to Cendant stockholders by Cendant on January 31, 2005:

    •     the equity contribution from us to PHH of $100 million in cash and our assumption of $55 million of pension-related liabilities for which PHH was previously responsible; and

    •     the subsequent distribution of our mortgage, fleet leasing and appraisal business as PHH Corporation to our common stockholders.

The Unaudited Pro Forma Condensed Consolidated Balance Sheets assume that the above-mentioned transactions occurred on the date of such balance sheet and the Unaudited Pro Forma Condensed Consolidated Statements of Operations assume that the above-mentioned transactions occurred on January 1 of each period presented.

Management believes that the assumptions used to derive the Unaudited Pro Forma Condensed Consolidated Financial Statements are reasonable under the circumstances and given the information available. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the future financial condition or results of future operations or the actual financial condition or results that would have been achieved had the transactions occurred on the dates indicated. These Unaudited Pro Forma Condensed Consolidated Financial Statements (together with the footnotes thereto) should be read in conjunction with our historical consolidated financial statements and accompanying notes thereto, which can be found in our quarterly report on Form 10-Q for the period ended September 30, 2004 filed with the Securities and Exchange Commission on November 2, 2004, our current report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2004 and our annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission on March 1, 2004.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect material non-recurring charges which will impact net income within the 12 months following the transaction, including: (i) any non-cash impairment charge that we may be required to record to reflect any difference between PHH’s carrying value and PHH’s market value, which, based upon currently available information, we estimate will be in the range of $535 million to $590 million after tax ($0.50 to $0.55 per diluted share); (ii) any tax provision associated with separating the appraisal business from us upon spin-off, which we currently estimate to be approximately $24 million ($0.02 per diluted share) and (iii) any transaction costs, which we currently estimate to be approximately $15 million ($0.01 per diluted share).

CENDANT CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2004
(in millions)

	Historical	Spin-off of	Equity	Pro Forma		Pro Forma
	As Reported	PHH Corporation (a)	Contribution (b)	Adjustments		Cendant
Assets
Cash and cash equivalents	$1,633	$(243)	$(100)	$3	(c)	$1,293
Restricted cash	364	(231)	—	—		133
Receivables, net	1,544	(329)	—	—		1,215
Deferred income taxes	502	(51)	—	(14)	(d)	437
Other current assets	812	(41)	—	—		771

Total current assets	4,855	(895)	(100)	(11)		3,849

Property and equipment, net	1,749	(101)	—	—		1,648
Deferred income taxes	1,848	20	—	—		1,868
Goodwill	10,981	(504)	—	208	(e)	10,685
Other intangibles, net	2,494	(58)	—	—		2,436
Other non-current assets	830	(223)	—	29	(f)	636

Total assets exclusive of assets under programs	22,757	(1,761)	(100)	226		21,122

Assets under management and mortgage programs:
Program cash	457	(309)	—	—		148
Mortgage loans held for sale	2,150	(2,150)	—	—		—
Relocation receivables	761	—	—	—		761
Vehicle-related, net	11,242	(3,684)	—	—		7,558
Timeshare-related, net	2,306	—	—	—		2,306
Mortgage servicing rights, net	1,653	(1,653)	—	—		—
Other	283	(151)	—	—		132

	18,852	(7,947)	—	—		10,905

Total assets	$41,609	$(9,708)	$(100)	$226		$32,027

Liabilities and stockholders’ equity
Accounts payable and other current liabilities	$4,429	$(73)	$—	$(16)	(g)	$4,340
Current portion of long-term debt	864	(3)	—	—		861
Deferred income	809	(1)	—	—		808

Total current liabilities	6,102	(77)	—	(16)		6,009

Long-term debt	3,601	(5)	—	—		3,596
Deferred income	316	(6)	—	—		310
Other non-current liabilities	830	(78)	55	—		807

Total liabilities exclusive of liabilities under programs	10,849	(166)	55	(16)		10,722

Liabilities under management and mortgage programs:
Debt	15,570	(6,706)	—	—		8,864
Deferred income taxes	2,712	(943)	—	—		1,769
Other	67	(67)	—	—		—

	18,349	(7,716)	—	—		10,633

Commitments and contingencies
Stockholders’ equity	12,411	(1,826)	(155)	242	(h)	10,672

Total liabilities and stockholders’ equity	$41,609	$(9,708)	$(100)	$226		$32,027

CENDANT CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2003
(in millions)

	Historical	Spin-off of	Equity	Pro Forma		Pro Forma
	As Reported	PHH Corporation (a)	Contribution (b)	Adjustments		Cendant
Assets
Cash and cash equivalents	$839	$(58)	$(100)	$(10)	(c)	$671
Restricted cash	448	(214)	—	—		234
Receivables, net	1,665	(369)	—	—		1,296
Deferred income taxes	454	(48)	—	(86)	(d)	320
Assets of discontinued operations	556	—	—	—		556
Other current assets	1,060	(56)	—	—		1,004

Total current assets	5,022	(745)	(100)	(96)		4,081

Property and equipment, net	1,763	(104)	—	—		1,659
Deferred income taxes	1,040	12	—	—		1,052
Goodwill	10,716	(481)	—	200	(e)	10,435
Other intangible assets	2,311	(52)	—	—		2,259
Other non-current assets	965	(256)	—	29	(f)	738

Total assets exclusive of assets under programs	21,817	(1,626)	(100)	133		20,224

Assets under management and mortgage programs:
Program cash	542	(441)	—	—		101
Mortgage loans held for sale	2,508	(2,508)	—	—		—
Relocation receivables	534	—	—	—		534
Vehicle-related, net	10,143	(3,405)	—	—		6,738
Timeshare-related, net	1,803	—	—	—		1,803
Mortgage servicing rights, net	1,641	(1,641)	—	—		—
Other	468	(465)	—	—		3

	17,639	(8,460)	—	—		9,179

Total assets	$39,456	$(10,086)	$(100)	$133		$29,403

Liabilities and stockholders’ equity
Accounts payable and other current liabilities	$4,668	$(112)	$—	$(75)	(g)	$4,481
Current portion of long-term debt	1,629	(1)	—	—		1,628
Liabilities of discontinued operations	61	—	—	—		61
Deferred income	854	(1)	—	—		853

Total liabilities exclusive of liabilities under programs	7,212	(114)	—	(75)		7,023

Long-term debt	4,373	(1)	—	—		4,372
Deferred income	311	(2)	—	—		309
Other non-current liabilities	883	(84)	55	—		854

Total liabilities exclusive of liabilities under programs	12,779	(201)	55	(75)		12,558

Liabilities under management and mortgage programs:
Debt	14,785	(6,868)	—	—		7,917
Deferred income taxes	1,429	(943)	—	—		486
Other	277	(277)	—	—		—

	16,491	(8,088)	—	—		8,403

Commitments and contingencies
Stockholders’ equity	10,186	(1,797)	(155)	208	(i)	8,442

Total liabilities and stockholders’ equity	$39,456	$(10,086)	$(100)	$133		$29,403

CENDANT CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
(Dollars in millions)

(a)	Represents the assets, liabilities and equity of our mortgage, fleet and appraisal businesses, which have been distributed to our shareholders. The fuel card and relocation operations of PHH were distributed to Cendant prior to the spin-off.

(b)	Represents our equity contribution to PHH, comprising (i) a cash contribution of $100 million from us and (ii) our assumption of $55 million of PHH’s pension-related liabilities. Cendant’s contribution of its appraisal business to PHH is reflected in the column entitled “Spin-off of PHH Corporation(a).”

(c)	Represents a cash inflow relating to the settlement of intercompany liabilities due from PHH ($32 million and $19 million at September 30, 2004 and December 31, 2003, respectively), offset by a cash outflow relating to our purchase of a 49.9% ownership interest in the mortgage venture to be established with PHH ($29 million at September 30, 2004 and December 31, 2003).

(d)	Represents an adjustment to reflect an estimate of the tax benefit of net operating losses we expect to allocate to PHH at the time of spin-off.

(e)	Represents the reallocation of goodwill from PHH relating to the separation of entities that will not be included within the PHH ownership structure following the spin-off ($208 million and $200 million as of September 30, 2004 and December 31, 2003, respectively).

(f)	Represents an estimate of our 49.9% ownership interest in the mortgage venture.

(g)	Represents an adjustment to reflect the forgiveness of an estimated intercompany tax payable to PHH as of the date of the spin-off ($48 million and $94 million at September 30, 2004 and December 31, 2003, respectively), after giving effect to the current estimate of $24 million of taxes associated with separating the appraisal business from us; partially offset by the cash settlement of intercompany liabilities from PHH ($32 million and $19 million at September 30, 2004 and December 31, 2003, respectively).

(h)	Represents (i) the reallocation of $208 million of goodwill and (ii) the $48 million forgiveness of the intercompany tax payable; partially offset by the $14 million tax benefit adjustment.

(i)	Represents (i) the reallocation of $200 million of goodwill and (ii) the $94 million forgiveness of the intercompany tax payable; partially offset by the $86 million tax benefit adjustment.

CENDANT CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(in millions, except per share data)

	Historical	Spin-off of	Pro Forma		Pro Forma
	As Reported	PHH Corporation (a)	Adjustments		Cendant
Revenues
Net revenues	$14,881	$(1,753)	$10	(b)	$13,138

Expenses
Operating	7,717	(516)	—		7,201
Vehicle depreciation, lease charges and interest, net	1,882	(947)	—		935
Marketing and reservation	1,514	(5)	—		1,509
General and administrative	1,122	(145)	23	(c)	1,000
Non-program related depreciation and amortization	395	(34)	—		361
Non-program related interest, net	202	—	—		202
Acquisition and integration related costs:
Amortization of pendings and listings	13	—	—		13
Other	(3)	—	—		(3)

Total expenses	12,842	(1,647)	23		11,218

Income before income taxes and minority interest	2,039	(106)	(13)		1,920
Provision for income taxes	570	(41)	(4)	(d)	525
Minority interest, net of tax	6	—	—		6

Income from continuing operations	$1,463	$(65)	$(9)		$1,389

Weighted average shares outstanding (e)
Basic	1,024				1,024
Diluted	1,059				1,059
Earnings per share (e)
Basic	$1.43				$1.36
Diluted	$1.38				$1.31

CENDANT CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003
(in millions, except per share data)

	Historical	Spin-off of	Pro Forma		Pro Forma
	As Reported	PHH Corporation (a)	Adjustments		Cendant
Revenues
Net revenues	$18,015	$(2,505)	$76	(b)	$15,586

Expenses
Operating	9,341	(730)	—		8,611
Vehicle depreciation, lease charges and interest, net	2,487	(1,176)	—		1,311
Marketing and reservation	1,732	(8)	—		1,724
General and administrative	1,352	(221)	32	(c)	1,163
Non-program related depreciation and amortization	507	(38)	—		469
Non-program related interest, net	364	—	—		364
Acquisition and integration related costs:
Amortization of pendings and listings	20	—	—		20
Other	34	—	—		34
Litigation and related charges, net	11	—	—		11
Restructuring and other unusual charges	(6)	—	—		(6)

Total expenses	15,842	(2,173)	32		13,701

Income before income taxes and minority interest	2,173	(332)	44		1,885
Provision for income taxes	722	(131)	14	(d)	605
Minority interest, net of tax	21	—	—		21

Income from continuing operations	$1,430	$(201)	$30		$1,259

Weighted average shares outstanding (e)
Basic	1,017				1,017
Diluted	1,040				1,040
Earnings per share (e)
Basic	$1.41				$1.24
Diluted	$1.38				$1.21

CENDANT CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(in millions, except per share data)

	Historical	Spin-off of	Pro Forma		Pro Forma
	As Reported	PHH Corporation (a)	Adjustments		Cendant
Revenues
Net revenues	$14,025	$(1,904)	$54	(b)	$12,175

Expenses
Operating	6,765	(495)	—		6,270
Vehicle depreciation, lease charges and interest, net	2,094	(1,173)	—		921
Marketing and reservation	1,374	(7)	—		1,367
General and administrative	1,112	(183)	24	(c)	953
Non-program related depreciation and amortization	455	(32)	—		423
Non-program related interest, net	304	—	—		304
Acquisition and integration related costs:
Amortization of pendings and listings	256	—	—		256
Other	29	—	—		29
Litigation and related charges, net	103	—	—		103
Restructuring and other unusual charges	(14)	—	—		(14)

Total expenses	12,478	(1,890)	24		10,612

Income before income taxes and minority interest	1,547	(14)	30		1,563
Provision for income taxes	516	(7)	11	(d)	520
Minority interest, net of tax	22	(1)	—		21

Income from continuing operations	$1,009	$(6)	$19		$1,022

Weighted average shares outstanding (e)
Basic	1,019				1,019
Diluted	1,043				1,043
Earnings per share (e)
Basic	$0.99				$1.00
Diluted	$0.97				$0.98

CENDANT CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions, except per share data)

	Historical	Spin-off of	Pro Forma		Pro Forma
	As Reported	PHH Corporation (a)	Adjustments		Cendant
Revenues
Net revenues	$8,612	$(2,014)	$55	(b)	$6,653

Expenses
Operating	2,718	(362)	—		2,356
Vehicle depreciation, lease charges and interest, net	1,789	(1,020)	—		769
Marketing and reservation	1,100	(7)	—		1,093
General and administrative	957	(174)	16	(c)	799
Non-program related depreciation and amortization	462	(44)	—		418
Non-program related interest, net	254	—	—		254
Acquisition and integration related costs:
Amortization of pendings and listings	—	—	—		—
Other	112	—	—		112
Litigation and related charges, net	86	—	—		86
Restructuring and other unusual charges	378	—	—		378
Mortgage servicing rights impairment	94	(94)	—		—

Total expenses	7,950	(1,701)	16		6,265

Net losses relating to impairments of investments and dispositions of businesses	(24)	—	—		(24)

Income before income taxes, minority interest and equity in Homestore	638	(313)	39		364
Provision for income taxes	207	(128)	14	(d)	93
Minority interest, net of tax	24	—	—		24
Losses related to equity in Homestore, net of tax	77	—	—		77

Income from continuing operations	$330	$(185)	$25		$170

Weighted average shares outstanding(e)
Basic	869				869
Diluted	917				917
Earnings per share(e)
Basic	$0.36				$0.18
Diluted	$0.35				$0.17

CENDANT CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

(a)	Represents the results of operations of our mortgage, fleet and appraisal businesses, which have been distributed to our shareholders. The fuel card and relocation operations of PHH were distributed to Cendant prior to the spin-off.

(b)	Represents (i) our portion of the mortgage venture’s earnings based upon our 49.9% ownership interest ($15 million and $84 million for the nine months ended September 30, 2004 and the year ended December 31, 2003, respectively, and $63 million for both the years ended December 31, 2002 and 2001) and (ii) income associated with marketing services and license agreements executed with PHH ($3 million for the nine months ended September 30, 2004 and $4 million for each of the years ended December 31, 2003, 2002 and 2001); partially offset by the elimination of interest expense allocations to PHH ($8 million, $12 million, $13 million and $12 million for the nine months ended September 30, 2004 and the years ended December 31, 2003, 2002 and 2001, respectively).

(c)	Represents (i) the elimination of general corporate overhead allocations to PHH ($20 million $28 million, $25 million and $19 million for the nine months ended September 30, 2004 and the years ended December 31, 2003, 2002 and 2001, respectively) and (ii) the assumption by us of a portion of PHH’s pension plan and the related expense (income) ($3 million, $4 million, $(1) million and $(3) million for the nine months ended September 30, 2004 and the years ended December 31, 2003, 2002 and 2001, respectively).

(d)	Represents the tax effects of (b) and (c) above.

(e)	Earnings per share and weighted average shares outstanding do not reflect any adjustments required to be made to existing Cendant common stock options and restricted stock units in connection with the spin-off of PHH. We estimate that an incremental six million common stock options and one million restricted stock units will be issued to Cendant employees as an equitable adjustment to existing equity awards.